EXHIBIT 10.6

Amendment

20070105.006.S.012.A.001

Between

StarTek, Inc.

And

AT&T Services, Inc.

AMENDMENT NO. 1

AGREEMENT NO. 20070105.006.S.012

This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Agreement No. 20070105.006.S.012, is by and between StarTek, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20070105.006.S.012 on July 10, 2008 (the “Agreement”); and

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.)           Section 2 Duration is hereby amended to change the end date in the first sentence to March 31, 2010.

2.)           Section 6 Maximum Expenditure is hereby amended to delete the first sentence and replace with the following:

“The maximum expenditure shall not exceed [*] Dollars ($[*]) over the life of this Order.”

The terms and conditions of Agreement No. 20070105.006.S.012 in all other respects remain unmodified and in full force and effect.

Original signature transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the parties to the same extent as that of an original signature.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to Agreement No.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.

 20070105.006.S.012 to be executed, as of the date the last Party signs.

StarTek, Inc.		AT&T Services, Inc.

By:	/s/ David G. Durham	By:	/s/ Michael De Palma

Printed Name:	David G. Durham	Printed Name:	Michael De Palma

Title:	EVP/CFO	Title:	Sourcing Director - Contact Centers and Marketing

Date:	4/10/09	Date:	4/7/09

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting Parties.